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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2005

                              MICROS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                000-09993             52-1101488
  (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)           File Number)      Identification No.)

           7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
               (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: 443-285-6000


         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition

The registrant's press release dated January 27, 2005, regarding its financial results for the three- and six-month periods ended December 31, 2004, is attached as Exhibit 99.1 to this Form 8-K.

Additionally, a transcript of the earnings presentation held on January 27, 2005, is attached as Exhibit 99.2

Note: The information in Item 2.02 of this Form 8-K, and Exhibit 99, attached, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MICROS Systems, Inc.

                                            By:    /s/ Gary C. Kaufman
                                                   ----------------------------
                                            Name:  Gary C. Kaufman
                                            Title: Executive Vice-President,
                                                   Finance and Administration,
                                                   and Chief Financial Officer

Date:  February 1, 2005

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EXHIBIT INDEX:

99.1 - Press Release
99.2 -- Transcript